Exhibit 99.2
INVESTOR PRESENTATION OCTOBER 2022 Alerus

1 Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of the safe harbor provisions of the U .. S .. Private Securities Litigation Reform Act of 1995 .. Forward - looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation .. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward - looking nature .. Examples of forward - looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management’s long - term performance goals and the future plans and prospects of Alerus Financial Corporation .. Forward - looking statements are neither historical facts nor assurances of future performance .. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions .. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control .. Our actual results and financial condition may differ materially from those indicated in the forward - looking statements .. Therefore, you should not rely on any of these forward - looking statements .. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward - looking statements include, among others, the following : interest rate risks associated with our business , including the effects of anticipated rate increases by the Federal Reserve ; our ability to successfully manage credit risk and maintain an adequate level of allowance for loan losses ; new or revised accounting standards, including as a result of the future implementation of the new Current Expected Credit Loss Standard ; business and economic conditions generally and in the financial services industry, nationally and within our market areas , including rising rates of inflation ; the overall health of the local and national real estate market ; concentrations within our loan portfolio ; the level of nonperforming assets on our balance sheet ; our ability to implement our organic and acquisition growth strategies ; the impact of economic or market conditions on our fee - based services ; our ability to continue to grow our retirement and benefit services business ; our ability to continue to originate a sufficient volume of residential mortgages ; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity related incidents ; interruptions involving our information technology and telecommunications systems or third - party servicers ; potential losses incurred in connection with mortgage loan repurchases ; the composition of our executive management team and our ability to attract and retain key personnel ; rapid technological change in the financial services industry ; increased competition in the financial services industry , from non - banks such as credit unions and Fintech companies ; our ability to successfully manage liquidity risk , especially in light of recent excess liquidity at the Bank ; the effectiveness of our risk management framework ; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us or to which we may become subject ; potential impairment to the goodwill we recorded in connection with our past acquisitions ; the extensive regulatory framework that applies to us ; the impact of recent and future legislative and regulatory changes ; fluctuations in the values of the securities held in our securities portfolio , including as a result of rising interest rates ; governmental monetary, trade and fiscal policies ; severe weather, natural disasters, widespread disease or pandemics, such as the COVID - 19 global pandemic, the negative effects of the ongoing COVID - 19 pandemic, including its effects on the economic environment, our clients and our operations including due to supply chain disruptions, as well as any changes to federal, state or local government laws, regulations or orders in connection with the pandemic ; acts of war or terrorism , including the Russian invasion of Ukraine, or other adverse external events ; any material weaknesses in our internal control over financial reporting ; developments and uncertainty related to the future use and availability of some reference rates, such as the London Interbank Offered Rate, as well as other alternative rates ; changes to U .. S .. or state tax laws, regulations and guidance, including the new 1 .. 0 % excise tax on stock buybacks by publicly traded companies ; the impact of inflation and recent and anticipated interest rate increases ; talent and labor shortages and employee turnover ; possible federal mask and vaccine mandates ; our success at managing the risks involved in the foregoing items ; and any other risks described in the “Risk Factors” sections of the reports filed by Alerus Financial Corporation with the Securities and Exchange Commission .. Any forward - looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made .. We undertake no obligation to publicly update any forward - looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise .. Non - GAAP Financial Measures This presentation includes certain ratios and amounts that do not conform to U .. S .. Generally Accepted Accounting Principles, or GAAP .. Management uses certain non - GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non - GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation .. This presentation includes a reconciliation of each non - GAAP financial measure to the most comparable GAAP equivalent .. Miscellaneous Except as otherwise indicated, this presentation speaks as of the date hereof .. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof .. Certain of the information contained herein may be derived from information provided by industry sources .. We believe that such information is accurate and that the sources from which it has been obtained are reliable .. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information .. DISCLAIMERS

2 Retirement and Benefit Revenue 32.1% Wealth Management Revenue 9.9% Mortgage Revenue 10.6% Banking Fees 2.9% Net Interest Income 44.5% FOR THE TWELVE MONTHS ENDED SEPTEMBER 30 , 2022 Noninterest income: $119.4 million Net interest income: $95.6 million $27.8 $31.9 $34.2 $36.7 $30.5 2018 2019 2020 2021 Q3 2022 OUR MISSION ▪ To positively impact our clients’ financial potential - through holistic guidance, unparalleled service, and engaging technology. COMPANY PROFILE Data as of 9/30/2022. DIVERSIFIED REVENUE STREAM ASSET GROWTH (IN BILLIONS) Banking Assets Retirement and Benefits AUA/AUM Wealth Management AUA/AUM $2.6 $3.1 $3.3 $4.0 $3.4 2018 2019 2020 2021 Q3 2022 NONINTEREST INCOME AS A % OF REVENUE: 55.5% DIVERSIFIED FINANCIAL SERVICES COMPANY ▪ $3.7 billion Banking assets ▪ $30.5 billion Retirement and Benefits AUA/AUM ▪ $3.4 billion Wealth Management AUA/AUM ▪ $686.1 million in Mortgage Originations YTD ALERUS BUSINESS LINES ▪ Banking ▪ Retirement and Benefits ▪ Wealth Management ▪ Mortgage $2.2 $2.4 $3.0 $3.4 $3.7 2018 2019 2020 2021 Q3 2022

3 A BIG COMPANY MODEL WITH SMALL COMPANY EXECUTION OUR DIVERSE BUSINESS LINES Revenue data LTM as of 09/30/2022. TRUSTED ADVISOR BANKING WEALTH MANAGEMENT • Residential mortgage lending • Residential construction lending • Home equity/second mortgages • Advisory services • Trust and fiduciary services • Investment management • Insurance planning • Financial planning • Education planning • Retirement plan administration and recordkeeping • Retirement plan investment advisory • Health and welfare administration BUSINESS BANKING • Commercial and commercial real estate lending • Small business lending • Treasury management • Deposit services CONSUMER BANKING • Private banking • Deposit products and services • Consumer lending MORTGAGE RETIREMENT AND BENEFITS 32% of Revenue 11% of Revenue 10% of Revenue 47% of Revenue

4 FRANCHISE FOOTPRINT FULL - SERVICE BANKING OFFICES Alerus offers banking, retirement and benefits, mortgage and wealth management services at all full - service banking offices ▪ Grand Forks, ND: 4 full - service banking offices ▪ Fargo, ND: 3 full - service banking offices ▪ Twin Cities, MN: 6 full - service banking offices ▪ Phoenix, AZ: 3 full - service banking offices RETIREMENT AND BENEFITS SERVICES OFFICES ▪ 1 office in Minnesota ▪ 1 office in Michigan ▪ 1 office in Colorado ▪ Serve clients in all 50 states through retirement plan services DIVERSIFIED CLIENT BASE ▪ 38,700 consumer clients ▪ 16,600 commercial clients ▪ 8,000 employer - sponsored retirement plans Data as of 09/30/2022. ▪ 386,600 employer - sponsored retirement plan participants ▪ 69,900 health savings account participants ▪ 42,700 flexible spending account/health reimbursement arrangement participants

5 STRONG GROWTH MARKETS AND STABLE CORE FUNDING MARKET DISTRIBUTION DEPOSITS ($2,962) LOANS ($2,318) (1) ARB ASSETS UNDER ADMIN/MGMT. ($ 30,546 ) WM ASSETS UNDER ADMIN/MGMT. ($3,436) MORTGAGE ORIGINATIONS ($686) ($ IN MILLIONS) Data as of 09/30/2022. 1 - Loans in our national market are purchased participation loans not sourced directly through advisors located in one of our ge o graphical markets. LEGEND 30.1% 48.9% 18.5% 2.5% 37.7% 26.7% 13.5% 22.1% 5.0% 92.8% 2.2% 72.0% 11.9% 3.8% 12.3% 8.9% 13.3% 77.8%

6 ONE ALERUS REINVENTION OF PROCESSES We have aligned processes, policies, and procedures throughout all departments to enhance the client experience and improve our Company's efficiency Our expectation is this initiative will continue to improve our scalability and operating costs TAILORED ADVICE We strive to provide each client with a primary point of contact — a trusted advisor — who deals with individual needs and integrates other department’s expertise when necessary SYNERGISTIC GROWTH Deposits sourced from our retirement and benefits division totaled $633.5 million as of September 30, 2022 Cumulative rollovers have added $1.1 billion of assets under management 1 - 4 Family 1 st Liens totaled $608.1 million in the third quarter TECHNOLOGY INVESTMENT We have proactively invested in technology to further our goal to effectively integrate all departments and business lines These investments allow for digital and proactive engagement with clients DIVERSIFIED SERVICES We offer comprehensive product and service packages to our clients including banking, mortgage, wealth management, and retirement and benefits ONE ALERUS STRATEGY One Alerus enables us to bring our product and service offerings to clients in a cohesive and seamless manner. We believe the One Alerus initiative will enable us to achieve future organic growth by leveraging our existing client base and help us continue to provide strong returns to our stockholders ONE ALERUS

STRATEGIC GROWTH

To supplement our strong organic growth, we have executed 25 acquisitions throughout the history of our company across all business lines:

2000
REBRANDED TO ALERUS

2002
Acquired a branch from BNC National Bank (Fargo, ND)

2003
Acquired Pension Solutions, Inc. (St. Paul, MN)
The catalyst to the Retirement Division

2006
OPENED A TRUST AND INVESTMENT OFFICE (TWIN CITIES)
Acquired Stanton Trust Company (Minneapolis, MN)

2007
EXPANDED TO MINNESOTA MARKET
OPENED A BUSINESS BANKING OFFICE (MINNETONKA, MN)
Acquired Acclaim Benefits, Inc. (Minneapolis, MN)
Acquired Stanton Investment Advisors (Minneapolis, MN)

2009
EXPANDED TO ARIZONA MARKET
OPENED A BUSINESS BANKING OFFICE (SCOTTSDALE, AZ)
Acquired retirement plan practice of Eide Bailly, LLP (Minneapolis, MN)
Acquired Prosperan Bank (Twin Cities, MN)
Acquired deposits from BankFirst (Minneapolis, MN)
Acquired Residential Mortgage Group (Minnetonka, MN)

2011
Acquired selected loans and deposits (in MN) and a branch (in AZ) from BNC National Bank

2012
EXPANDED TO MICHIGAN
Acquired PensionTrend, Inc. and PensionTrend Investment Advisers, LLC (Okemos, MI)

2013
Acquired Tegrit Administrators, LLC

2014
EXPANDED TO NEW HAMPSHIRE
Acquired Private Bank Minnesota (Minneapolis, MN)
Acquired Retirement Alliance, Inc. (Manchester, NH)

2015
Acquired Interactive Retirement Systems, Ltd. (Bloomington, MN)

2016
Acquired Beacon Bank (Shorewood, Excelsior, Eden Prairie and Duluth, MN)
Acquired Alliance Benefit Group North Central States, Inc. (Albert Lea and Eden Prairie, MN)

2017
LAUNCHED ONE ALERUS STRATEGIC GROWTH PLAN

2019
COMPLETED INITIAL PUBLIC OFFERING (IPO)

2020
EXPANDED TO COLORADO
Acquired Retirement Planning Services, Inc. (Littleton, CO)

2022
Acquired Metro Phoenix Bank (Phoenix, AZ)

7
ALERUS

8 ▪ Diversified client base consists of 38,700 consumers clients, 16,600 commercial clients and over 386,600 employer - sponsored retirement and benefit plan participants ▪ Harness product synergies unavailable to traditional banking organizations ▪ Capitalize on strategic opportunities to grow in our existing markets or new markets ▪ Acquisition targets include banks and nationwide fee income companies with complementary business models, cultural similarities, synergy and growth opportunities ▪ Recruit top talent to accelerate growth in our existing markets or jumpstart our entrance into new markets ▪ Market disruption caused by M&A activity provides lift - out opportunities ▪ Purpose driven organization with a recognizable mission for clients, employees, and stakeholders ▪ Proactively position ourselves as an acquirer and employer of choice ▪ Invested in one of the leading marketing automation technologies ▪ Provide secure and reliable technology that meets evolving client expectations ▪ Integrate our full product and service offerings through our fast - follower strategy KEY STRATEGIC INITIATIVES GROWING THE ALERUS FRANCHISE LEVERAGE OUR EXISTING CLIENT BASE EXECUTE STRATEGIC ACQUISITIONS PURSUE TALENT ACQUISITION ENHANCE BRAND AWARENESS STRENGTHEN AND BUILD INFRASTRUCTURE ▪ Collaborative leadership team focused on growing organically by deepening relationships with existing clients through our expansive services ▪ Diversified business model focused on bringing value to the client through advice and specialty solutions to help clients grow ORGANIC GROWTH “ONE ALERUS”

OFFICERS AND DIRECTORS

SENIOR EXECUTIVE TEAM



KATIE LORENSON
Director, President and Chief Executive Officer
5 years with Alerus



AL VILLALON
Executive Vice President and Chief Financial Officer
Joined Alerus in 2022



JIM COLLINS
Executive Vice President and Chief Banking and Revenue Officer
Joined Alerus in 2022



KARIN TAYLOR
Executive Vice President and Chief Risk Officer
4 years with Alerus



ANN MCCONN
Executive Vice President and Chief Shared Services Officer
20 years with Alerus



MISSY KENEY
Executive Vice President and Chief Engagement Officer
17 years with Alerus



JON HENDRY
Executive Vice President and Chief Technology Officer
38 years with Alerus

BOARD OF DIRECTORS



DAN COUGHLIN
Since 2016
Chairman, Alerus Financial Corp.
Former MD & Co-Head – Fin'l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett



RANDY NEWMAN
Since 1987
Former President and CEO, Alerus



MICHAEL MATHEWS
Since 2019
Former CIO, Deluxe Corporation
Former SVP – Technology and Enterprise Programs, UnitedHealth Group



KEVIN LEMKE
Since 1994
President
Virtual Systems, Inc.



JANET ESTEP
Since 2021
Former President and CEO, Nacha
Former EVP, US Bank Transaction Division
Former VP, Pace Analytical Services



GALEN VETTER
Since 2013
Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM



MARY ZIMMER
Since 2021
Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors
Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt.

9 ALERUS

10 THIRD QUARTER HIGHLIGHTS

11 ▪ Reported net income of $9.6 million in the third quarter of 2022, or $0.47 per diluted common share; $0.54 per diluted common share excluding a one - time merger related expenses. ▪ Net interest income increased $5.5 million, or 24.3%, from the second quarter, primarily driven by strong loan organic growth, loans acquired from Metro Phoenix Bank and an increase in net interest margin, due to an increase in earning asset yields, partially offset by rising rates paid on interest - bearing liabilities. ▪ Net interest margin increased 23bps due to an increase in earnings asset yield of 45 bps, primarily as a result of a 53 bps increase in loan yield and 23% loan growth in average loans, a majority of which was acquisition related. ▪ Completed the acquisition and conversion of Metro Phoenix Bank in the third quarter which included $270.4 million in total loans and $353.7 million in total deposits. ▪ Loans HFI, excluding Metro Phoenix Bank, increased $289.8 million, or 17%, from the prior quarter end due to organic loan growth. SUCCESS IS NEVER FINAL Q3 2022 SUMMARY

Q3 2022 FINANCIAL HIGHLIGHTS

INCOME STATEMENT

	Three months ended			Nine months ended	
	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
(dollars and shares in thousands, except per share data)					
Net Interest Income	$ 28,316	$ 22,776	$ 21,132	$ 72,765	$ 64,310
Provision for Loan Losses	—	—	(2,000)	—	(2,000)
Net Interest Income After Provision for Loan Losses	28,316	22,776	23,132	72,765	66,310
Noninterest Income	27,010	29,226	36,040	85,706	113,669
Noninterest Expense	42,767	39,984	42,041	120,822	127,633
Income Before Income Taxes	12,559	12,018	17,131	37,649	52,346
Income Tax Expense	2,940	2,725	4,064	8,553	12,370
Net Income	$ 9,619	$ 9,293	$ 13,067	$ 29,096	$ 39,976
Per Common Share Data					
Earnings Per Common Share - Diluted	$ 0.47	$ 0.52	$ 0.74	$ 1.56	$ 2.26
Diluted Average Common Shares Outstanding	20,230	17,532	17,499	18,431	17,488
Performance Ratios					
Return on Average Total Assets	1.02 %	1.14 %	1.62 %	1.13 %	1.71 %
Return on Average Tangible Common Equity [(1)]	13.89 %	15.25 %	18.13 %	14.59 %	19.44 %
Noninterest Income as a % of Revenue	48.82 %	56.20 %	63.04 %	54.08 %	63.87 %
Net Interest Margin (Tax-Equivalent)	3.21 %	2.98 %	2.78 %	3.02 %	2.92 %
Efficiency Ratio [(1)]	74.76 %	74.72 %	71.49 %	73.94 %	69.69 %

1 – Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

12

ALERUS

13 PERFORMANCE RATIOS 1 – Represents a non - GAAP Financial measure. See “Non - GAAP Disclosure Reconciliation.” 2 – Rates have been annualized 3 – Q3 2022 Rates exclude merger and acquisition expenses associated with the acquisition of Metro Phoenix Bank. 1.62% 1.14% 1.02% 0.15% 1.17% Q3 2021 Q2 2022 Q3 2022 Return on Average Assets (2)/(3) 18.13% 15.25% 13.89% 1.86% 15.75% Q3 2021 Q2 2022 Q3 2022 Return on Average Tangible Common Equity (1)/(2)/(3) $17.46 $14.93 $13.76 Q3 2021 Q2 2022 Q3 2022 Tangible Book Value per Share (1)

14 KEY BALANCE SHEET ITEMS DOLLARS IN MILLIONS $1,687.1 $1,828.1 $1,976.1 $133.8 $10.5 $5.2 $281.1 $1,820.9 $1,838.6 $2,262.4 Q3 2021 Q2 2022 Q3 2022 Average Loans Core Loans PPP Loans MPB Loans $1,920.2 $1,957.1 $1,838.9 $799.9 $783.4 $829.1 $327.1 $2,720.1 $2,740.5 $2,995.1 Q3 2021 Q2 2022 Q3 2022 Average Deposits Interest-Bearing Deposits Non-Interest Bearing Deposits MPB Deposits Core 8.1% Linked Quarter Loans (1) 17.1% Year-over-year Average (2.6)% Linked Quarter Deposits (1) (1.9)% Year-over-year 1 – Changes in core loans and average deposits exclude loans and deposits acquired from Metro Phoenix Bank.

15 1.30% 1.39% 1.73% 1.80% 1.34% 0.17% 1.51% 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% 2018 2019 2020 2021 Q3 2022 318% 306% 674% 1,437% 584% 00% 200% 400% 600% 800% 1,000% 1,200% 1,400% 1,600% 2018 2019 2020 2021 Q3 2022 0.33% 0.33% 0.17% 0.09% 0.17% 0.00% 0.20% 0.40% 0.60% 0.80% 2018 2019 2020 2021 Q3 2022 ASSET QUALITY AND RESERVE LEVELS OVERVIEW NPAS / ASSETS (%) RESERVES / LOANS (%) 1 RESERVES / NPLS (%) ▪ Solid asset quality based on low levels of nonperforming assets. ▪ Strong reserve levels with a recent trend of declines in criticized loans. ▪ Currently a non - CECL institution with strong credit quality as evidenced by historic net charge - off ratio of 27 bps, dating back 25 years. NCO/ Avg Loans 0.18% 0.33% 0.03% (0.04)% 0.04% 1 – The Q3 total excludes loans acquired from Metro Phoenix Bank

16 STRONG CORE FUNDING MIX ▪ Commercial transaction accounts totaled $1.4 billion and increased 12.1% YoY. Consumer transaction accounts totaled $726.0 million and increased 7.5% YoY. ▪ Synergistic deposits, including HSA deposits and those sourced through retirement plans and participants, totaled $633.5 million, with a YTD cost of 0.15%. ▪ CD portfolio is primarily 6 - month maturity CD with over 50% held by clients for 10+ years ▪ Stable deposit relationships with 23 - year average tenure on 10 largest depositors. As of September 30, 2022, core deposits totaled $3.0 billion or 98% of our total deposits OVERVIEW AS OF SEPTEMBER 30 , 2022 SEPTEMBER 30 , 2022 DEPOSIT FUNDING ($2,962 MM ) LOW COST OF FUNDS Data YTD as of 09/30/2022. Non - Interest Bearing Deposits 30.6% Money Market & Savings Deposits 39.9% Interest - Bearing Demand Deposits 16.5% Time Deposits 7.5% HSA Deposits 5.5% 0.16% 0.23% 0.31% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Cost of Total Deposits Cost of Interest- Bearing Deposits Total Cost of Funds 2019 2020 2021 Q3 2022 YTD

17 12.9% 16.7% 16.8% 18.6% 16.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2018 2019 2020 2021 Q3 2022 7.5% 11.1% 9.2% 9.8% 10.8% 8.9% 12.9% 13.2% 15.1% 13.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2018 2019 2020 2021 Q3 2022 Tier 1 Leverage Tier 1 Capital STRONG CAPITAL AND SOURCES OF LIQUIDITY COMMON EQUITY TIER 1 TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS SOURCES OF LIQUIDITY TOTAL RISK BASED CAPITAL Regulatory Capital Minimum to be considered well capitalized. (dollars in thousands) Cash and cash equivalents $54,167 Unencumbered securities – AFS 724,735 FHLB borrowing availability 555,926 Brokered CD capacity 738,251 Fed funds lines 102,000 Total as of 9/30/2022 $2,175,079 Tier 1 Capital Leverage Regulatory Capital Minimum to be considered well capitalized. 8.4% 12.5% 12.8% 14.7% 13.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2018 2019 2020 2021 Q3 2022

18 KEY REVENUE ITEMS DOLLARS IN THOUSANDS 1 – Other noninterest income consists of service charges on deposit accounts, net gains (losses) on investment securities, speci fic interchange income and other noninterest income. $19,074 $22,523 $28,218 $2,058 $253 $98 $21,132 $22,776 $28,316 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Q3 2021 Q2 2022 Q3 2022 Net Interest Income Net Interest Income PPP fees $18,031 $16,293 $16,597 $5,295 $5,548 $4,852 $11,116 $6,038 $3,782 $1,598 $1,347 $1,779 $36,040 $29,226 $27,010 Q3 2021 Q2 2022 Q3 2022 Noninterest Income Retirement and benefits Wealth management Mortgage banking Other(1) Net Interest 24.3% Linked Quarter Income 34.0% Year-over-year Noninterest (7.6)% Linked Quarter Income (25.1)% Year-over-year

19 NET INTEREST MARGIN (NIM) LOAN YIELD (1) /N ET INTEREST MARGIN (1) QUARTERLY HIGHLIGHTS AVERAGE EFFECTIVE FF RATE/COST OF FUNDS (1) 1 – Rates have been annualized for interim periods. Source: Alerus Financial Corporation; Federal Reserve. ▪ Loan yield increased as a result of a $7.4 million, or 41.1%, increase in interest income received from loans compared to Q2 2022. Excluding Metro Phoenix Bank loan income, interest income received from loans increased $3.2 million, or 17.6%. ▪ Excluding Metro Phoenix Bank loans, average loans HFI increased $142.6 million, or 7.8%, compared to Q2 2022. ▪ Net interest margin increased 23 bps from Q2 2022. Excluding Metro Phoenix Bank, net interest margin increased 6 bps. ▪ Average interest - bearing deposits increased $117.7 million, or 6.0%, from Q2 2022. Excluding Metro Phoenix Bank deposits, average interest - bearing deposits would have decreased $118.2 million, or 6.0%. ▪ Average noninterest - bearing deposits increased $137.0 million, or 17.5%, from Q2 2022. Excluding Metro Phoenix Bank deposits, average noninterest - bearing deposits increased $45.8 million, or 5.8%. 1.83% 2.16% 0.08% 1.04% 0.97% 0.51% 0.20% 0.31% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2019 2020 2021 Q3 2022 YTD Average effective FF rate Cost of funds 4.97% 4.35% 4.14% 4.10% 3.65% 3.16% 2.73% 2.99% 0.06% 0.17% 0.03% 3.22% 2.90% 3.02% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2019 2020 2021 Q3 2022 YTD Loan yield NIM ex. PPP Effect of PPP

20 NII AND LOAN FLOORS VARIABLE RATE FLOORS BY INDEX VARIABLE RATE FLOORS QUARTER OVER QUARTER HIGHLIGHTS $ in Millions Balance % of Total Balance Cumulative % of Total Balance No Floors $ 414 42.3% 42.3% At Floor 136 13.9% 56.2% 0 - 50 bps above floor 17 1.7% 57.9% >50bps to above floor 411 42.1% 100.0% Total $ 978 100.0% $ in Millions Index Above the Floor At the Floor No Floor Total Total % Prime $ 297 $ 56 $ 177 $ 530 54.2% 1 Month LIBOR – – 137 137 14.0% 12 Month LIBOR 91 1 75 167 17.1% FHLB 5 Year 12 17 11 40 4.1 % Other 28 62 14 104 10.6% Total $ 428 $ 136 $ 414 $ 978 100.0 % Percent of Total 43.8% 13.9% 42.3% 100.0% NET INTEREST INCOME NIM: 2.98% (0.01)% 0.17% 0.16% (0.03) % (0.07) % 0.01% 3.21% ▪ Earning asset yields up 45bps with average loan balances increasing $423.7 million. Loan rates increased 53 bps due to increased yield received on loans acquired from Metro Phoenix Bank. ▪ Borrowing rates increased 253 bps for fed funds purchased due to the rising interest rate environment. Borrowings increased in the previous quarter due to loan growth outpacing deposit growth. ▪ Cost of total deposits saw a modest increase of 4 bps as interest rates continue to rise.

21 $31,905 $34,200 $36,733 $30,546 375,000 390,000 405,000 420,000 435,000 450,000 465,000 480,000 495,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2019 2020 2021 Q3 2022 YTD AUA/AUM Participants RETIREMENT AND BENEFITS OVERVIEW – 8,000 PLANS - NATIONAL FOOTPRINT ASSETS UNDER ADMINISTRATION/MANAGEMENT REVENUE MIX 2 ▪ RETIREMENT (59% of Revenue) - Provide recordkeeping and administration services to qualified retirement plans ▪ TRUST CUSTODY & ADVISORY SERVICES (10% of Revenue ) - Provide investment fiduciary services to retirement plans ▪ HEALTH AND WELFARE (11% of Revenue ) - Provide HSA, FSA, COBRA recordkeeping and administration services to employers ▪ ONE ALERUS SYNERGIES • IRA rollovers $117.1 million YTD 09/30/2022 • Deposits $634 million - HSA deposits, 401(k) Money Market Funds, Emergency Savings, Terminated Participants • Managed accounts • Commercial Banking client expansion ($ in Millions) QUARTERLY RESULTS ($ 000s) 1 Net Income: $28,404 $25,720 $31,545 $29,376 Revenue: $63,811 $60,956 $71,709 $50,536 Profit Margin: 44.5% 42.2% 44.0% 58.1% Profit Margin: 42.8% 59.5% 63.1% Recurring annual plan revenue 81% Transaction based revenue 19% $7,711 $9,695 $10,467 $18,031 $16,293 $16,597 $0 $5,000 $10,000 $15,000 $20,000 Q3 2021 Q2 2022 Q3 2022 Net Income Revenue 1 – Net income before tax and indirect allocations. Includes funds transfer pricing credit of deposits sourced by division .. 2 – Revenue mis includes 39% market sensitive revenue.

22 $3,076 $3,918 $3,258 $5,295 $5,548 $4,852 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Q3 2021 Q2 2022 Q3 2022 Net Income Revenue $3,103 $3,339 $4,040 $3,436 $0 $1,000 $2,000 $3,000 $4,000 2019 2020 2021 Q3 2022 YTD ▪ ADVISORY AND PLANNING SERVICES • Retirement Planning, Tax Planning, Insurance Planning, Wealth Transfer Planning and Business Transition Planning ▪ ASSET MANAGEMENT • Personalized SMA strategies, Tax Management and Global Perspective ▪ FIDUCIARY SERVICES • IRA, Agency and Personal Trust ▪ ONE ALERUS SYNERGIES • IRA rollovers • 401(k) managed accounts WEALTH MANAGEMENT SERVICES OVERVIEW OF SERVICES ASSETS UNDER ADMINISTRATION/MANAGEMENT REVENUE MIX ($ in Millions) QUARTERLY RESULTS 1 ($ 000s) Net Income: $8,314 $9,162 $12,183 $10,664 Revenue: $15,502 $17,451 $21,052 $15,726 Profit Margin: 53.6% 52.2% 57.9% 67.8% Profit Margin: 58.1% 70.6% 67.1% Asset Management 87% Brokerage 9% Insurance & Advisory 4% 1 – Net income before tax and indirect allocations. Includes funds transfer pricing credit of deposits sourced by division ..

23 MORTGAGE BANKING OVERVIEW OF SERVICES YEARLY MORTGAGE ORIGINATIONS ($000s) QUARTERLY RESULT S ▪ 1st and 2nd mortgage product offerings through centralized mortgage operations in Minneapolis, Minnesota ▪ Our Twin Cities originators averaged $58+ million in annual volume over the last three years ▪ YTD 1,763 loans closed, approximately 87% purchase originations, with approximately 92% sourced from the Twin Cities MSA ▪ Q3 2022 98% pull through on secondary market ▪ ONE ALERUS SYNERGIES • Through enhanced technology, digital applications total approximately 90%. Paperless environment eliminated nearly 200,000+ pages printed on a monthly basis • As of September 30, 2022, residential real estate first mortgages excluding construction mortgages totaled $608 million QUARTERLY ORIGINATIONS 1 – Net income before tax and indirect allocations. Purchase: 71.2% 45.2% 51.2% 87.6% Refinance: 28.8% 54.8% 48.8% 12.4% Purchase: 67.5% 94.2% 94.0% Refinance: 32.5% 5.8% 6.0% $863.4 $1,632.5 $1,592.1 $517.5 $83.0 $146.5 $244.0 $168.6 $946.4 $1,779.0 $1,836.1 $686.1 $- $500.0 $1,000.0 $1,500.0 $2,000.0 2019 2020 2021 YTD Q3 2022 Portfolio Sale $357.1 $201.8 $163.9 $58.7 $67.6 $66.0 $415.8 $269.4 $229.9 $- $250.0 $500.0 $750.0 Q3 2021 Q2 2022 Q3 2022 Portfolio Sale Q3 Q4 Q1 Q2 Q3 ($000s) 2021 2021 2022 2022 2022 Orignation and Sale $ 12,925 $ 9,812 $ 4,935 $ 5,821 $ 5,028 Fair Value Changes (1,810) (1,846) (4) 217 (1,246) Total $ 11,115 $ 7,966 $ 4,931 $ 6,038 $ 3,782 Net income (1) $ 3,151 $ 1,329 $ 620 $ 1,387 $ (308) Profit Margin 28.3% 16.7% 12.6% 23.0% (8.1%) Gain on Sale Margin 3.6% 3.2% 2.8% 3.4% 2.6%

24 $28,349 $27,035 $26,247 $2,063 $1,737 $1,926 $5,332 $4,785 $5,373 $1,503 $1,432 $1,314 $96 $965 $1,812 $4,698 $4,030 $6,095 $42,041 $39,984 $42,767 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 Q3 2021 Q2 2022 Q3 2022 Other(1) Nonrecurring expense(2) Professional Fees and Assessments Business Services, Software and Technology Occupancy and Equipment Compensation and benefits NONINTEREST EXPENSE 1 – Other noninterest expense consists of intangible amortization, marketing and business development, supplies and postage, tra vel, mortgage and lending, and other noninterest expense. 2 – Nonrecurring expenses consists of merger & acquisition expense and 1x executive recruiting expense. QUARTERLY HIGHLIGHTS YEAR OVER YEAR HIGHLIGHTS ▪ Professional fees and assessments increased $588 thousand due to $1.8 million in merger related expenses associated with Metro Phoenix Bank acquisition. ▪ Other noninterest expense increased due to a $1.2 million increase in the provision for unused commitments. ▪ Employee benefits expense decreased, driven by a decrease in health insurance claims. ▪ Compensation and benefits decreased due to the decrease in mortgage originations. ▪ Professional fees and assessments increased due to $1.8 million in merger and acquisition expenses associated with the Metro Phoenix Bank acquisition. ▪ Other noninterest expense increased due to a $841 thousand increase in the provision for unused commitments. Noninterest 7.0% Linked quarter Expense 1.7% Year-over-year

25 APPENDIX

26 BY OUTSTANDING BALANCES WELL DIVERSIFIED LOAN PORTFOLIO As of 09/30/2022 1 - 4 Residential 1st 26% 1 - 4 Residential Construction 2% 1 - 4 Residential Jr Lien 1% HELOC 5% RE Loans to be Sold 1% C&I 23% Ag Production 1% Other CRE 20% Owner Occupied CRE 10% Ag Land 1% Multifamily 3% Retail Indirect 1% Other Consumer 2% RE Construction 4%

27 SUMMARY BY INDUSTRY TYPE TOTAL COMMITMENT COMMERCIAL & INDUSTRIAL 1 1 – Commercial and industrial loans includes C & I, loans to public entities, and other loans. It excludes PPP and ag production loans. “Other” includes to the following industries (1) Nonclassifiable establishments, (2) Management of Companies and Enterprises, (3) Administrative and Support and Waste Management and Remediation Services, (4) Accommodation and Food Services, (5) Educational Services, (6) Other Services (except Public Administration), (7) Information , (8) Arts, Entertainment, and Recreation, (9) Agriculture Forestry, Fishing, and Hunting, (10) Public Administration), (11) Mining Quarrying, and Oil and Gas Extraction, and (12) Utilities. “Other Retail Trade” includes the following sub - industries within Retail Trade: (1) Miscellaneous Store Retailers, (2) Furniture and Home Furnishings Stores, (3) Sporting Goods, Hobby, Musical Instrument, and Book Stores, (4) Clothing and Clothing Accessories Stores, and (5) General Merchandise Stores. Transportation and Warehousing 3% Health Care and Social Assistance 6% Professional, Scientific and Technical Services 8% Manufacturing 11% Real Estate and Rental and Leasing 10% Wholesale Trade 8% Construction 11% Finance and Insurance 12% Other 18% Motor Vehicle and Parts Dealers 6% Food and Beverage Stores 1% Electronics and Appliance Stores 2% Gasoline Stations 1% Building Material and Garden Equipment and Supplies Dealers 1% Nonstore Retailers 1% Other Retail Trade 1% Retail Trade 13%

28 Office 17% Retail 13% Warehouse 18% Manufacturing 1% Residential Development 1% Commercial Development 1% Mixed Commercial 3% Apartments 13% Medical or Nursing Facilities 5% Commercial/Land Development 24% Ag Land 4% LOANS SECURED BY REAL ESTATE TOTAL COMMITMENT COMMERCIAL REAL ESTATE 1 1 – Loans secured by commercial real estate include multifamily loans, ag land, other CRE, owner occupied CRE, and ag production .. Portfolio Avg FICO Avg LTV Serviced 758 66% Non - Serviced 796 31% Junior 762 76% HELOC 796 74% TOTAL COMMITMENT RESIDENTIAL REAL ESTATE Serviced 53% 1 - 4 1st Non - Serviced 5% 1 - 4 Family Jr Liens 3% 1 - 4 Family Revolving 29% 1 - 4 Family Construction 8% Held for Sale 2%

29 LINE OF CREDIT UTILIZATION C&I AND HOME EQUITY LINES OF CREDIT 1 1 – Commercial and industrial loans includes revolving C & I loans and other loans. It excludes non - revolving C&I loans, ag prod uction, PPP and loans to public entities. 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 C&I Funded Unfunded Funded% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Home Equity Lines of Credit Funded Unfunded Funded%

30 CHANGES IN THE ALLL BY PORTFOLIO SEGMENT ALLOWANCE FOR LOAN LOSSES (dollars in thousands) Commercial Commercial and industrial $ 8,925 $ 1,011 $ (1,336) $ 321 $ 8,921 Real estate construction 783 473 — 76 1,332 Commercial real estate 12,376 (229) — 123 12,270 Total commercial 22,084 1,255 (1,336) 520 22,523 Consumer Residential real estate first mortgage 6,532 (941) — — 5,591 Residential real estate junior lien 1,295 (151) — 221 1,365 Other revolving and installment 481 65 (130) 121 537 Total consumer 8,308 (1,027) (130) 342 7,493 Unallocated 1,180 (228) — — 952 Total $ 31,572 $ — $ (1,466) $ 862 $ 30,968 Ending Balance Nine months ended September 30, 2022 Loan Charge-offs Loan Recoveries Beginning Balance Provision for Loan Losses

31 ALLOCATION BY PORTFOLIO SEGMENT ALLOWANCE FOR LOAN LOSSES (dollars in thousands) Commercial and industrial $ 8,921 24.4% $ 8,925 24.8% Real estate construction 1,332 3.8% 783 2.3% Commercial real estate 12,270 35.4% 12,376 34.1% Residential real estate first mortgage 5,591 28.0% 6,532 29.1% Residential real estate junior lien 1,365 6.2% 1,295 7.1% Other revolving and installment 537 2.2% 481 2.6% Unallocated 952 — 1,180 — Total loans $ 30,968 100.0% $ 31,572 100.0% total loans September 30, 2022 December 31, 2021 Allocated of loans to Allowance total loans Allocated Allowance of loans to Percentage Percentage

32 ALLOCATION BY RISK SEGMENT (DOLLARS IN THOUSANDS) ALLOWANCE FOR LOAN LOSSES As of 9/30/2022. 1 - Unguaranteed balances exclude PPP loans as well as loans that are guaranteed by another government agency. Reserve/ Unguaranteed Reserve/Total Risk Level Loans Loans Pass $ 2,300,624 $ 2,017,705 $ 28,674 1.4% 1.3% Special Mention 3,902 3,902 160 4.1% 4.1% Substandard 8,628 7,900 918 11.6% 10.6% Total Loans Evaluated Collectively 2,313,154 2,029,507 29,752 1.5% 1.3% Total Loans Evaluated Individually 5,077 4,852 264 5.4% 5.2% Unallocated — — 952 — — Total 2,318,231 2,034,359 30,968 1.5% 1.3% Amount Total Loans Balance 1 Reserve Unguaranteed

FINANCIAL HIGHLIGHTS

(dollars in thousands, except where otherwise noted)	Quarterly					Nine months ended	
	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	September 30, 2022	September 30, 2021
Total Assets	$ 3,175,169	$ 3,392,691	$ 3,336,199	$ 3,295,065	$ 3,691,253	$ 3,691,253	$ 3,175,169
Total Loans	1,800,386	1,758,020	1,818,042	1,890,243	2,318,231	2,318,231	1,800,386
Total Deposits	2,713,088	2,920,551	2,892,266	2,619,550	2,961,811	2,961,812	2,713,088
Tangible Common Equity[1]	300,401	307,663	277,818	258,310	275,000	275,000	300,401
Net Income	$ 13,067	$ 12,705	$ 10,184	$ 9,293	$ 9,619	$ 29,096	$ 39,976
ROAA (%)	1.62	1.50	1.26	1.14	1.02	1.13	1.71
ROATCE(%)[1]	18.13	17.36	14.72	15.25	13.89	14.59	19.44
Net Interest Margin (FTE) (%)	2.16	2.84	2.83	2.98	3.21	3.02	2.92
Efficiency Ratio (FTE) (%)[1]	71.49	71.06	72.25	74.72	74.76	73.94	69.69
Non-Int. Income/Op. Rev. (%)	63.04	59.67	57.62	56.20	48.82	54.08	63.87
Earnings per common share - diluted	$ 0.74	$ 0.72	$ 0.57	$ 0.52	$ 0.47	$ 1.56	$ 2.26
Total Equity/Total Assets (%)	11.12	10.59	9.85	9.32	9.34	9.34	11.12
Tang. Cmn. Equity/Tang. Assets (%)[1]	9.62	9.21	8.46	7.96	7.59	7.59	9.62
Loans/Deposits (%)	66.36	60.19	62.86	72.16	78.27	78.27	66.36
NPLs/Loans (%)	0.35	0.12	0.23	0.23	0.23	0.23	0.35
NPAs/Assets (%)	0.22	0.09	0.15	0.16	0.17	0.17	0.22
Allowance/NPLs (%)	514.79	1,437.05	752.38	717.92	583.97	583.97	514.79
Allowance/Loans (%)	1.78	1.80	1.74	1.66	1.34	1.34	1.78
NCOs/Average Loans (%)	(0.06)	(0.22)	(0.03)	0.07	0.07	0.04	0.01

1 Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation".

33

ALERUS

34 FINANCIAL HIGHLIGHTS 1 Represents a non - GAAP financial measure. See “Non - GAAP Disclosure Reconciliation”. (dollars in thousands, 17-'21 except where otherwise noted) 2017 2018 2019 2020 2021 CAGR Total Assets 2,136,081 $ 2,179,070 $ 2,356,878 $ 3,013,771 $ 3,392,691 $ 12.3% Total Loans 1,574,474 1,701,850 1,721,279 1,979,375 1,758,020 2.8% Total Deposits 1,834,962 1,775,096 1,971,316 2,571,993 2,920,551 12.3% Tangible Common Equity 1 125,154 147,152 240,008 274,043 307,663 25.2% Net Income 15,001 $ 25,866 $ 29,540 $ 44,675 $ 52,681 $ 36.9% ROAA (%) 0.75 1.21 1.34 1.61 1.66 ROATCE(%) 1 18.04 21.02 17.46 17.74 18.89 Net Interest Margin (FTE) (%) 3.74 3.84 3.65 3.22 2.90 Efficiency Ratio (FTE) (%) 1 75.36 73.80 73.22 68.40 70.02 Non-Int. Income/Op. Rev. (%) 60.36 57.73 60.50 64.05 62.86 Earnings per common share - diluted 1.07 1.84 1.91 2.52 2.97 Total Equity/Total Assets (%) 8.41 9.04 12.12 10.96 10.59 Tang. Cmn. Equity/Tang. Assets (%) 1 6.01 6.91 10.38 9.27 9.21 Loans/Deposits (%) 85.80 95.87 87.32 76.96 60.19 NPLs/Loans (%) 0.37 0.41 0.45 0.26 0.12 NPAs/Assets (%) 0.30 0.33 0.33 0.17 0.09 Allowance/NPLs (%) 282.04 318.45 305.66 674.13 1,437.05 Allowance/Loans (%) 1.05 1.30 1.39 1.73 1.80 NCOs/Average Loans (%) 0.16 0.18 0.33 0.03 (0.04) Annual

NON-GAAP DISCLOSURE RECONCILIATION

($000s, except where otherwise noted)	Quarterly					Nine months ended	
	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	September 30, 2022	September 30, 2021
Tangible common equity to tangible assets							
Total common stockholders' equity	$ 353,195	$ 359,403	$ 328,505	$ 307,158	$ 344,839	$ 344,839	$ 353,195
Less: Goodwill	30,201	31,490	31,490	31,337	46,060	46,060	30,201
Less: Other intangible assets	22,593	20,250	19,197	17,511	23,779	23,779	22,593
Tangible common equity (a)	300,401	307,663	277,818	258,310	275,000	275,000	300,401
Total assets	3,175,169	3,392,691	3,336,199	3,295,065	3,691,253	3,691,253	3,175,169
Less: Goodwill	30,201	31,490	31,490	31,337	46,060	46,060	30,201
Less: Other intangible assets	22,593	20,250	19,197	17,511	23,779	23,779	22,593
Tangible assets (b)	3,122,375	3,340,951	3,285,512	3,246,217	3,621,414	3,621,414	3,122,375
Tangible common equity to tangible assets (a)/(b)	9.62%	9.21%	8.46%	7.96%	7.59%	7.59%	9.62%
Tangible common equity per common share							
Total stockholders' equity	$ 353,195	$ 359,403	$ 328,505	$ 307,158	$ 344,839	$ 344,839	$ 353,195
Less: Goodwill	30,201	31,490	31,490	31,337	46,060	46,060	30,201
Less: Other intangible assets	22,593	20,250	19,197	17,511	23,779	23,779	22,593
Tangible common equity (c)	300,401	307,663	277,818	258,310	275,000	275,000	300,401
Common shares outstanding (d)	17,208	17,213	17,289	17,306	19,987	19,987	17,208
Tangible common equity per common share (c)/(d)	$ 17.46	$ 17.87	$ 16.07	$ 14.93	$ 13.76	$ 13.76	$ 17.46
Return on average tangible common equity							
Net income	$ 13,067	$ 12,705	$ 10,184	$ 9,293	$ 9,619	$ 29,096	$ 39,976
Add: Intangible amortization expense (net of tax)	860	832	832	832	1,046	2,710	2,628
Net income, excluding intangible amortization (e)	13,927	13,537	11,016	10,125	10,665	31,806	42,604
Average total equity	353,196	357,084	350,545	312,515	372,274	345,192	342,344
Less: Average goodwill	30,201	30,930	31,490	31,488	48,141	37,101	30,201
Less: Average other intangible assets (net of tax)	18,272	16,843	15,569	14,737	19,466	16,605	19,124
Average tangible common equity (f)	304,723	309,311	303,486	266,290	304,667	291,486	293,019
Return on average tangible common equity (e)/(f)	18.13%	17.36%	14.72%	15.25%	13.89%	14.59%	19.44%
Efficiency Ratio							
Noninterest expense	$ 42,041	$ 41,276	$ 38,071	$ 39,984	$ 42,767	$ 120,822	$ 127,633
Less: Intangible amortization expense	1,088	1,053	1,053	1,053	1,324	3,430	3,327
Adjusted noninterest expense (i)	40,953	40,223	37,018	38,931	41,443	117,392	124,306
Net interest income	21,132	22,789	21,673	22,776	28,316	72,765	64,310
Noninterest income	36,040	33,718	29,470	29,226	27,010	85,706	113,669
Tax-equivalent adjustment	115	99	94	100	112	306	392
Total tax-equivalent revenue (j)	57,287	56,606	51,237	52,102	55,438	158,777	178,371
Efficiency ratio (i)/(j)	71.49%	71.06%	72.25%	74.72%	74.76%	73.94%	69.69%

35 ALERUS

NON-GAAP DISCLOSURE RECONCILIATION

(dollars in thousands, except where otherwise noted)	Annual				
	2017	2018	2019	2020	2021
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 179,594	$ 196,954	$ 285,728	$ 330,163	$ 359,403
Less: Goodwill	27,329	27,329	27,329	30,201	31,490
Less: Other intangible assets	27,111	22,473	18,391	25,919	20,250
Tangible common equity (a)	125,154	147,152	240,008	274,043	307,663
Total assets	2,136,081	2,179,070	2,356,878	3,013,771	3,392,691
Less: Goodwill	27,329	27,329	27,329	30,201	31,490
Less: Other intangible assets	27,111	22,473	18,391	25,919	20,250
Tangible assets (b)	2,081,641	2,129,268	2,311,158	2,957,651	3,340,951
Tangible common equity to tangible assets (a)/(b)	6.01%	6.91%	10.38%	9.27%	9.21%
Tangible common equity per common share					
Total stockholders' equity	$ 179,594	$ 196,954	$ 285,728	$ 330,163	$ 359,403
Less: Goodwill	27,329	27,329	27,329	30,201	31,490
Less: Other intangible assets	27,111	22,473	18,391	25,919	20,250
Tangible common equity (c)	125,154	147,152	240,008	274,043	307,663
Common shares outstanding (d)	13,699	13,775	17,050	17,125	17,213
Tangible common equity per common share (c)/(d)	$ 9.14	$ 10.68	$ 14.08	$ 16.00	$ 17.87
Return on average tangible common equity					
Net income	$ 15,001	$ 25,866	$ 29,540	$ 44,675	$ 52,681
Add: Intangible amortization expense (net of tax)	3,655	3,664	3,224	3,129	3,460
Remeasurement due to tax reform	4,818	—	—	—	—
Net income, excluding intangible amortization (e)	23,474	29,530	32,764	47,804	56,141
Average total equity	176,779	187,341	231,084	310,208	346,059
Less: Average goodwill	27,329	27,329	27,329	27,439	30,385
Less: Average other intangible assets (net of tax)	19,358	19,522	16,101	13,309	18,548
Average tangible common equity (f)	130,092	140,490	187,654	269,460	297,126
Return on average tangible common equity (e)/(f)	18.04%	21.02%	17.46%	17.74%	18.89%
Efficiency Ratio					
Noninterest expense	$ 134,920	$ 136,325	$ 142,537	$ 163,799	$ 168,909
Less: Intangible amortization expense	5,623	4,638	4,081	3,961	4,380
Adjusted noninterest expense (g)	129,297	131,687	138,456	159,838	164,529
Net interest income	67,670	75,224	74,551	83,846	87,099
Noninterest income	103,045	102,749	114,194	149,371	147,387
Tax equivalent adjustment	865	462	347	455	492
Total tax equivalent revenue (h)	171,580	178,435	189,092	233,672	234,978
Efficiency ratio (g)/(h)	75.36%	73.80%	73.22%	68.40%	70.02%

36
ALERUS